UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800

Houston, TX 77027

(Address of principal executive offices) (Zip code)

John A. Blaisdell, Principal Executive Officer Salient MF Trust 4265 San Felipe, Suite 800 Houston, TX 77027 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 – Schedule of Investments.

The Schedule of Investment of the following series of the registrant are included herewith: Salient Adaptive Growth Fund, Salient MLP & Energy Infrastructure Fund, Salient Tactical Plus Fund, and Salient Trend Fund.

Consolidated Schedule of Investments (See Note 4)(Unaudited)
Salient Adaptive Growth Fund
March 31, 2018

Value (See Note 2)
Purchased Swaptions —29.1%

Total Purchased Swaptions (Cost $9,798,068)	$9,489,487

Total Investments-29.1% (Cost $9,798,068)	9,489,487
Other Assets and Liabilities(a)-70.9%	23,138,903

Total Net Assets-100.0%	$32,628,390

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Includes cash which is being held as collateral for futures contracts.

See accompanying Notes to Schedules of Investments.

Futures Contracts Purchased:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
10 Year Australia Treasury Bond	80	June 2018	$7,964,184	$ 93,308
10 Year Canada Bond	32	June 2018	3,310,156	45,419
10 Year U.S. Treasury Note	2	June 2018	242,281	1,935
Aluminum*	10	May 2018	499,063	(46,483)
Amsterdam Exchanges Index	4	April 2018	519,743	(3,656)
Brent Crude*	29	April 2018	2,010,860	139,010
CAC 40 10 Euro	11	April 2018	697,660	(12,367)
Cocoa*	14	May 2018	357,840	67,202
Copper*	13	May 2018	983,288	(55,620)
Cotton No.2*	13	May 2018	529,490	20,800
E-Mini S&P® 500	18	June 2018	2,378,700	(116,685)
E-Mini S&P® Midcap 400	6	June 2018	1,129,860	(37,054)
Euro-Bund	8	June 2018	1,569,367	25,283
Euro-OAT	77	June 2018	14,646,590	291,726
FTSE 100 Index	6	June 2018	588,714	(7,759)
FTSE/JSE Top 40 Index	21	June 2018	876,009	(67,811)
Gasoline RBOB*	3	April 2018	254,595	13,605
German Stock Index	2	June 2018	745,623	(13,979)
Gold 100 Oz*	22	June 2018	2,920,060	(11,969)
Hang Seng China Enterprises Index	22	April 2018	1,688,372	899
Hang Seng Index	3	April 2018	574,339	(16,291)
IBEX 35 Index	1	April 2018	117,770	(1,278)
KOSPI 200 Index	14	June 2018	1,036,307	11,349
Lead*	4	May 2018	239,650	(3,692)
Lean Hogs*	2	June 2018	61,240	(3,526)
Live Cattle*	21	June 2018	861,630	(104,046)
Long Gilt	32	June 2018	5,514,133	86,749
Low Sulphur Gasoil*	8	May 2018	494,400	41,308
MSCI Taiwan Stock Index	32	April 2018	1,293,120	(9,074)
Natural Gas*	2	April 2018	54,660	(205)
Nickel*	5	May 2018	398,250	(2,980)
NY Harbour ULSD*	13	April 2018	1,103,466	78,947
Russell 2000 Mini Index	11	June 2018	842,160	(38,499)
SGX MSCI Singapore Index	20	April 2018	593,830	1,306
SGX Nifty 50 Index	33	April 2018	669,042	(5,171)
Silver*	7	May 2018	569,380	(6,613)
Soybean*	8	May 2018	417,900	1,765
Soybean Meal*	28	May 2018	1,075,200	15,962
Wheat*	6	May 2018	135,300	(11,709)
WTI Crude Oil*	2	April 2018	129,880	9,135
Zinc*	9	May 2018	737,550	(11,489)

			$60,831,662	$ 357,752

Futures Contracts Sold:
Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
OMXS 30 Index	2	April 2018	$36,504	$ 839
Soybean Oil*	2	May 2018	38,244	(450)

			$74,748	$ 389

*	All or a portion of these investments are held by Salient Adaptive Growth Offshore Fund Ltd. (the “Adaptive Growth Subsidiary”).

See accompanying Notes to Schedules of Investments.

Equity Swap Agreements - Long Positions:

Counterparty	Floating Rate Index^	Fixed Rate	Maturity Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Sao Paulo Stock Exchange Index (Bovespa)	N/A*	April 2018	$1,115,620	$40,379

^	Fund pays or receives a payment based on the change in market appreciation/depreciation of the listed floating rate index and such payment is settled when the positions are fully, and/or partially closed.
*	Fund pays an upfront commission of 0.07% of notional value when entering into equity swap agreement.

Over-The-Counter Purchased Swaptions:

Description	Counterparty	Put/Call	Exercise Price/Rate		Expiration Date	Notional Value (Local Currency)	Premium	Value	Unrealized Appreciation/ (Depreciation)
The Markit CDX North America High Yield Index	Goldman Sachs International	Call	80^		April 2018	$8,000,000	$2,185,800	$2,095,616	$(90,184)
The Markit CDX North America Investment Grade Index	Goldman Sachs International	Call	2.5	%^^	April 2018	$29,000,000	2,404,825	2,291,783	(113,042)
The Markit i’Traxx Europe Index	Goldman Sachs International	Call	2.5	%^^	April 2018	€26,000,000	2,852,429	2,783,632	(68,797)
The Markit i’Traxx Europe Crossover Index	Goldman Sachs International	Call	10.0	%^^	April 2018	€7,000,000	2,355,014	2,318,456	(36,558)

							$9,798,068	$9,489,487	$(308,581)

^ Indicates Exercise Price.

^^ Indicates Exercise Rate.

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Currency Sold:
Euro	Goldman Sachs International	April 2018	4,300,000	$5,293,936	$5,296,616	$(2,680)

				$5,293,936	$5,296,616	$(2,680)

Allocation of Portfolio Holdings:

	Notional Value	Percent of Total Derivative Exposure
Risk Exposure
Commodity Risk	$13,871,945	9.6%
Credit Risk	77,670,915	53.6%
Equity Risk	29,549,962	20.4%
Foreign Exchange Risk	5,296,616	3.6%
Interest Rate Risk	18,600,122	12.8%

Total	$144,989,560	100.0%

See accompanying Notes to Schedules of Investments.

Schedule of Investments (See Note 4)(Unaudited)

Salient MLP & Energy Infrastructure Fund

March 31, 2018

	Shares	Value (See Note 2)

Master Limited Partnerships and Related Companies-99.6%

Gathering & Processing-14.7%
United States-14.7%
Antero Midstream GP LP	96,634	$1,545,178
Antero Midstream Partners LP(a)	665,829	17,238,313
EnLink Midstream LLC	3,277,009	48,008,182
Noble Midstream Partners LP(a)	107,698	5,021,958
Rice Midstream Partners LP(a)	705,432	12,768,319
Targa Resources Corp.(a)	1,435,953	63,181,932
Western Gas Equity Partners LP(a)	453,270	15,012,302

		162,776,184

Liquids Transportation & Storage-30.7%
Canada-9.0%
Enbridge, Inc.	1,579,672	49,712,278
Inter Pipeline, Ltd.	657,491	11,411,106
TransCanada Corp.	927,178	38,301,723

		99,425,107

United States-21.7%
Andeavor Logistics LP(a)	229,686	10,292,230
BP Midstream Partners LP(a)	349,468	6,234,509
Enbridge Energy Management LLC(b)	3,144,537	28,741,068
Genesis Energy LP(a)	815,899	16,081,369
Marathon Petroleum Corp.(c)	223,720	16,356,169
MPLX LP(a)	554,029	18,305,118
NGL Energy Partners LP(a)(c)	676,311	7,439,421
Phillips 66 Partners LP(a)	200,086	9,560,109
Plains GP Holdings LP, Class A(a)	2,653,946	57,723,326
SemGroup Corp., Class A	2,290,407	49,014,710
Shell Midstream Partners LP(a)	923,769	19,445,338
Valero Energy Partners LP(a)	15,954	565,250

		239,758,617

Marine Midstream-0.8%
Republic of the Marshall Islands-0.8%
Golar LNG Partners LP(c)	546,190	9,345,311

Natural Gas Pipelines & Storage-43.7%
Canada-4.3%
Pembina Pipeline Corp. (CAD)	1,043,450	32,558,458
Pembina Pipeline Corp.	474,946	14,832,564

		47,391,022

United States-39.4%
Cheniere Energy Partners LP Holdings LLC	321,510	8,876,891
Cheniere Energy, Inc.(a)	295,523	15,795,704
Energy Transfer Equity LP(a)	1,375,158	19,540,995
Energy Transfer Partners LP(a)	2,697,860	43,759,289
Enterprise Products Partners LP(a)	1,617,329	39,592,214

See accompanying Notes to Schedules of Investments.

EQT Corp.	126,941	6,030,967
EQT Midstream Partners LP(a)	151,451	8,940,153
Kinder Morgan, Inc.	4,535,486	68,304,419
ONEOK, Inc.	1,620,557	92,242,104
Tallgrass Energy GP LP(a)	2,727,950	51,885,609
Williams Cos., Inc.	3,237,010	80,472,069

		435,440,414

Other Energy & Infrastructure-7.8%
Great Britain-1.0%
BP PLC, Sponsored ADR	244,121	9,896,665
Royal Dutch Shell PLC, Class A, Sponsored ADR	14,686	937,114

		10,833,779

United States-6.8%
Macquarie Infrastructure Corp.	820,152	30,288,213
NextEra Energy Partners LP(a)	1,079,355	43,163,407
Phillips 66	11,925	1,143,846
Valero Energy Corp.	11,956	1,109,158

		75,704,624

Refined Products-1.6%
United States-1.6%
Magellan Midstream Partners LP(a)	300,322	17,523,789

Refining & Marketing-0.1%
United States-0.1%
Andeavor	11,463	1,152,719

Utilities-0.2%
United States-0.2%
CenterPoint Energy, Inc.	41,349	1,132,963
Dominion Energy, Inc.	16,185	1,091,354

		2,224,317

Total Master Limited Partnerships and Related Companies
(Cost $1,243,230,840)		1,101,575,883

Total Investments-99.6% (Cost $1,243,230,840)		1,101,575,883
Other Assets and Liabilities-0.4%		4,664,238

Total Net Assets-100.0%		$1,106,240,121

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Non-income producing security.

(b)	Distributions are paid-in-kind.

(c)	All or a portion of this security is held as collateral for the written call options. As of March 31, 2018, the total fair value of securities held as collateral for the written call options is $15,831,812.

See accompanying Notes to Schedules of Investments.

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
Golar LNG Partners LP	Morgan Stanley	$25	May 2018	2,047	$3,502,417	$(10,235)	$50,568
Marathon Petroleum Corp.	Morgan Stanley	$76	April 2018	745	5,446,695	(60,345)	13,566
NGL Energy Partners LP	Morgan Stanley	$15	April 2018	6,257	6,882,700	(15,643)	198,417

					$15,831,812	$(86,223)	$262,551

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of March 31, 2018:

	Value	% of Total Investments
United States	$934,580,664	84.9%
Canada	146,816,129	13.3%
Great Britain	10,833,779	1.0%
Republic of the Marshall Islands	9,345,311	0.8%

	$1,101,575,883	100.0%

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following industries as of March 31, 2018:

	Value	% of Total Investments
Natural Gas Pipelines & Storage	$482,831,436	43.8%
Liquids Transportation & Storage	339,183,724	30.8%
Gathering & Processing	162,776,184	14.8%
Other Energy & Infrastructure	86,538,403	7.9%
Refined Products	17,523,789	1.6%
Marine Midstream	9,345,311	0.8%
Utilities	2,224,317	0.2%
Refining & Marketing	1,152,719	0.1%

	$1,101,575,883	100.0%

See accompanying Notes to Schedules of Investments.

Schedule of Investments (See Note 4)(Unaudited)

Salient Tactical Plus Fund

March 31, 2018

	Contracts/Shares	Value (See Note 2)
Purchased Put Options - 0.1%
Overstock.com, Inc.	200	$37,000

Total Purchased Put Options
(Cost $36,708)		37,000

Money Market Fund- 97.0%

United States- 97.0%

Fidelity Prime Money Market Portfolio, 1.45%(a)	34,297,208	34,297,208

Total Money Market Fund
(Cost $34,297,208)		34,297,208

Total Investments-97.1% (Cost $34,333,916)		34,334,208
Other Assets and Liabilities(b)-2.9%		1,008,498

Total Net Assets-100.0%		$35,342,706

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	The rate shown is the 7-day effective as of March 31, 2018.

(b)	Includes cash which is being held as collateral for futures contracts.

Purchased Put Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
Overstock.com, Inc.	Morgan Stanley	$35	April 2018	200	$725,000	$37,000	$ 292

					$725,000	$37,000	$ 292

Futures Contracts Purchased:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
E-Mini S&P® 500	393	June 2018	$51,934,950	$ 150,685

			$51,934,950	$ 150,685

See accompanying Notes to Schedules of Investments.

Salient Tactical Plus Fund invested in the following asset categories as of March 31, 2018:

	Value	% of Total Investments
Money Market Fund	$34,297,208	99.9%
Purchased Put Options	37,000	0.1%

	$34,334,208	100.0%

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of March 31, 2018:

	Value	% of Total Investments
United States	$34,334,208	100.0%

	$34,334,208	100.0%

See accompanying Notes to Schedules of Investments.

Consolidated Schedule of Investments (See Note 4)(Unaudited)

Salient Trend Fund

March 31, 2018

Other Assets and Liabilities(a)-100.0%	$14,305,486

Total Net Assets-100.0%	$14,305,486

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Includes cash which is being held as collateral for futures and swap contracts.

Futures Contracts Purchased:

		Expiration	Notional	Value and Unrealized
Description	Contracts	Date	Value	Appreciation/(Depreciation)
10 Year Australia Treasury Bond	7	June 2018	$696,866	$7,479
10 Year Japan Government Bond	7	June 2018	9,923,876	7,253
Aluminum*	10	May 2018	499,063	(43,685)
ASX SPI 200 Index	9	June 2018	991,246	(31,701)
Brent Crude*	12	April 2018	832,080	62,331
CAC 40 10 Euro	1	April 2018	63,424	(1,124)
Cocoa*	44	May 2018	1,124,640	136,014
Copper*	9	May 2018	680,737	(39,824)
Cotton No.2*	29	May 2018	1,181,170	42,891
E-Mini NASDAQ 100	9	June 2018	1,186,920	(88,422)
E-Mini S&P® 500	6	June 2018	792,900	(39,314)
E-Mini S&P® Midcap 400	2	June 2018	376,620	(12,351)
Euro-BTP	13	June 2018	2,220,066	63,649
Euro-Bund	6	June 2018	1,177,025	15,698
Euro-OAT	42	June 2018	7,989,049	152,435
FTSE China A50 Index	99	April 2018	1,264,972	(762)
FTSE/JSE Top 40 Index	6	June 2018	250,288	(19,375)
FTSE/MIB Index	3	June 2018	405,181	(4,957)
Gasoline RBOB*	8	April 2018	678,922	32,173
Gold 100 Oz*	21	June 2018	2,787,330	939
Hang Seng China Enterprises Index	5	April 2018	383,721	(10,348)
Hang Seng Index	5	April 2018	957,232	(27,152)
KOSPI 200 Index	2	June 2018	148,044	1,621
Lead*	10	May 2018	599,125	(18,577)
Live Cattle*	13	June 2018	533,390	(60,015)
Low Sulphur Gasoil*	12	May 2018	741,600	62,676
MSCI Taiwan Stock Index	25	April 2018	1,010,250	(7,089)
Nickel*	6	May 2018	477,900	(8,762)
NY Harbour ULSD*	4	April 2018	339,528	26,773
OMXS 30 Index	3	April 2018	54,756	(1,269)
Russell 2000 Mini Index	19	June 2018	1,454,640	(66,526)
SGX MSCI Singapore Index	35	April 2018	1,039,202	(1,151)
SGX Nifty 50 Index	10	April 2018	202,740	(1,567)
Soybean*	8	May 2018	417,900	9,277
Soybean Meal*	49	May 2018	1,881,600	9,296
WTI Crude Oil*	18	April 2018	1,168,920	53,551
Zinc*	13	May 2018	1,065,350	(16,431)

			$47,598,273	$183,654

See accompanying Notes to Schedules of Investments.

Futures Contracts Sold:

		Expiration	Notional	Value and Unrealized
Description	Contracts	Date	Value	Appreciation/(Depreciation)
10 Year Canada Bond	68	June 2018	$7,034,083	$(104,360)
10 Year Korea Bond	72	June 2018	8,129,468	(61,473)
10 Year U.S. Treasury Note	53	June 2018	6,420,453	(42,159)
Coffee ‘C’*	25	May 2018	1,107,656	61,984
Corn*	79	May 2018	1,531,613	(44,665)
FTSE 100 Index	9	June 2018	883,070	(5,846)
IBEX 35 Index	16	April 2018	1,884,323	8,904
Lean Hogs*	55	June 2018	1,684,100	25,860
Long Gilt	27	June 2018	4,652,550	(60,242)
Natural Gas*	33	April 2018	901,890	20,582
Silver*	20	May 2018	1,626,800	21,539
Soybean Oil*	82	May 2018	1,568,004	26,359
Sugar #11*	75	April 2018	1,037,400	110,834
Wheat*	30	May 2018	676,500	366

			$39,137,910	$(42,317)

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Equity Swap Agreements - Long Positions:

Counterparty	Floating Rate Index^	Fixed Rate	Maturity Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Sao Paulo Stock Exchange Index (Bovespa)	N/A*	April 2018	$804,284	$24,514

^	Fund pays or receives a payment based on the change in market appreciation/depreciation of the listed floating rate index and such payment is settled when the positions are fully, and/or partially closed.
*	Fund pays an upfront commission of 0.07% of notional value when entering into equity swap agreement.

     Allocation of Portfolio Holdings:

	Notional Value	Percent of Total Derivative Exposure
Risk Exposure
Commodity Risk	$25,143,217	28.7%
Equity Risk	24,362,929	27.8%
Interest Rate Risk	38,034,321	43.5%

Total	$87,540,467	100.0%

See accompanying Notes to Schedules of Investments.

Salient MF Trust

Notes to Schedules of Investments (Unaudited)

March 31, 2018

1. ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2018, the Trust is comprised of four funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Adaptive Growth Fund	Adaptive Growth Fund	July 9, 2012
Salient MLP & Energy Infrastructure Fund	MLP Energy Fund	September 19, 2012
Salient Tactical Plus Fund	Tactical Plus Fund	December 15, 2014
Salient Trend Fund	Trend Fund	January 2, 2013

Adaptive Growth Fund, MLP Energy Fund, and Trend Fund, are each classified as non-diversified under the 1940 Act. Tactical Plus Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, MLP Energy Fund offers R6 shares and Tactical Plus Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares, Class F shares and Class R6 Shares of the Funds.

Adaptive Growth Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that invests primarily in futures contracts and other financially-linked derivatives, as well as individual securities, exchange-traded funds (“ETFs”) and exchange traded notes (“ETNs”) in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. MLP Energy Fund’s investment objective is to maximize total return (capital appreciation and income) by investing primarily in securities of Master Limited Partnerships (“MLPs”) and Energy Infrastructure Companies. Tactical Plus Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. Trend Fund’s investment objective is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures by constructing a portfolio that invests both long and short primarily in futures contracts, equities, debt instruments, ETFs, ETNs and other financially-linked derivatives and instruments in order to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The board of trustees of the Trust (each member thereof a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Advisor”) for Adaptive Growth Fund, Trend Fund, and Tactical Plus Fund and Salient Capital Advisors, LLC (“SCA”) for MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Advisor is a Texas limited partnership that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Advisor and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Advisor”) serves as the subadvisor to Tactical Plus Fund.

Salient Adaptive Growth Offshore Fund, Ltd. (the “Adaptive Growth Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. Adaptive Growth Subsidiary is wholly-owned by Adaptive Growth Fund, and is therefore consolidated in Adaptive Growth Fund’s consolidated financial statements. Adaptive Growth Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. Adaptive Growth Fund invests in Adaptive Growth Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Adaptive Growth Fund” includes both Adaptive Growth Fund and Adaptive Growth Subsidiary. As of March 31, 2018, net assets of Adaptive Growth Fund are $32,628,390 of which $3,369,676 or 10.3% represented the Fund’s ownership of all issued shares and voting rights of Adaptive Growth Subsidiary.

Tactical Plus Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. Trend Subsidiary is wholly-owned by Trend Fund, and is therefore consolidated in Trend Fund’s consolidated financial statements. Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. Trend Fund invests in Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both Trend Fund and Trend Subsidiary. As of March 31, 2018, net assets of Trend Fund are $14,305,486 of which $9,390,134 or 65.6% represented the Fund’s ownership of all issued shares and voting rights of Trend Subsidiary.

For convenience, reference to the Schedules of Investments shall include those consolidated and on an individual fund basis, as the context requires.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Schedules of Investments have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions during the reporting period. Actual results may differ from those estimates and such differences may be significant. The accompanying Schedules of Investments reflect the financial positions of Adaptive Growth Fund and Adaptive Growth Subsidiary, Trend Fund and Trend Subsidiary, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. MLP Energy Fund and Tactical Plus Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) PORTFOLIO VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisor and SCA to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and an attempt is made to obtain at least one other broker quote on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Advisor will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time.

Non exchange-traded derivatives, such as equity swap agreements, are valued based on procedures approved by the Board. Swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses on sales of securities are reported using the specific identification cost basis. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(d) FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(e) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. MLP Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) RESTRICTED AND ILLIQUID SECURITIES

MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

As of March 31, 2018, MLP Energy Fund did not hold restricted securities.

(g) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. No Funds held securities sold short as of March 31, 2018.

(h) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

Forward Foreign Currency Exchange Contracts: Adaptive Growth Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

Futures: Adaptive Growth Fund, Tactical Plus Fund, and Trend Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

Options Writing/Purchasing: MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. Adaptive Growth Fund may purchase and write options, including swaptions, as part of its investment strategy.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

Swap Agreements: As of March 31, 2018, Adaptive Growth Fund and Trend Fund invested in swap agreements in accordance with their investment objectives to gain exposure to a variety of nontraditional risk premiums.

A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

(i) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance

Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(j) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to MLP Energy Fund, SCA has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, MLP Energy Fund is not currently subject to registration or regulation as commodity pools under the CEA.

With respect to Adaptive Growth Fund and Trend Fund, Salient Advisor has not renewed, or with respect to Tactical Plus Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Funds’ investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2018:

Investments in Securities	Level 1	Level 2	Level 3	Total
Adaptive Growth Fund

Purchased Swaptions	$–	$9,489,487	$–	$9,489,487

Total	$–	$9,489,487	$–	$9,489,487

MLP Energy Fund

Master Limited Partnerships and Related Companies(a)	$1,101,575,883	$–	$–	$1,101,575,883

Total	$1,101,575,883	$–	$–	$1,101,575,883

Tactical Plus Fund

Purchased Options	$37,000	$–	$–	$37,000

Money Market Fund	34,297,208	–	–	34,297,208

Total	$34,334,208	$–	$–	$34,334,208

(a) For detailed descriptions of industry or country see the accompanying Schedule of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Adaptive Growth Fund

Assets

Futures Contracts	$946,547	$–	$–	$946,547

Swap Agreements	–	40,379	–	40,379

Liabilities

Futures Contracts	(588,406)	–	–	(588,406)

Forward Foreign Currency Exchange Contracts	–	(2,680)	–	(2,680)

Total	$358,141	$37,699	$–	$395,840

MLP Energy Fund

Liabilities

Written Options	$(86,223)	$–	$–	$(86,223)

Total	$(86,223)	$–	$–	$(86,223)

Tactical Plus Fund

Assets

Futures Contracts	$150,685	$–	$–	$150,685

Total	$150,685	$–	$–	$150,685

Trend Fund

Assets

Futures Contracts	$960,484	$–	$–	$960,484

Swap Agreements	–	24,514	–	24,514

Liabilities

Futures Contracts	(819,147)	–	–	(819,147)

Total	$141,337	$24,514	$–	$165,851

(a) Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements and written options. These investments are generally presented as other assets and liabilities in the Schedule of Investments at the unrealized gain or loss on the investment.

The Funds recognize transfers between levels as of the end of the annual period in which the transfer occurred. For the period ended March 31, 2018 there were no transfers between Level 1 and Level 2 securities.

For the period ended March 31, 2018, no Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

5. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the three months ended March 31, 2018, no Fund owned 5% or more of the outstanding voting securities of any security.

Item 2 – Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient MF Trust

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	5/24/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	5/24/2018

By:	/s/ Barbara H. Tolle
Barbara H. Tolle
Principal Financial Officer

Date:	5/24/2018